GOF P11 07/18

SUPPLEMENT DATED JuLY 9, 2018

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE FUNDS LISTED BELOW

Templeton Institutional Funds

Foreign Smaller Companies Series

Global Equity Series

International Equity Series

Franklin Global Trust

Franklin Emerging Market Debt Opportunities Fund

Franklin Fund Allocator Series

Franklin LifeSmartTM Retirement Income Fund

I.  For each Fund except Franklin LifeSmartTM Retirement Income Fund, the following replaces the third paragraph under the “Opening an account” column and the “By Wire” row in the “Buying Shares” chart under “Your Account – Buying Shares” in the prospectus:

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

II.  For each Fund except Franklin LifeSmartTM Retirement Income Fund, the following replaces the second paragraph under the “Adding to an account” column and the “By Wire” row in the “Buying Shares” chart under “Your Account – Buying Shares” in the prospectus:

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

III.  For each Fund except Franklin LifeSmartTM Retirement Income Fund, the following replaces the fourth paragraph under the “By Electronic Funds Transfer (ACH)” column in the “Selling Shares” chart under “Your Account – Selling Shares” in the prospectus:

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

IV.  For each Fund except Franklin LifeSmartTM Retirement Income Fund, the following replaces the second paragraph in the prospectus under “Account Policies – Calculating Share Price:”

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.  The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

The Fund has agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

V. For the Franklin LifeSmartTM Retirement Income Fund, the following replaces the third paragraph in the “Fund Summary – Principal Investment Strategies” section on page 4 of the prospectus:

Currently, approximately 30% of the Fund’s assets are allocated to equity investments and approximately 70% of the Fund’s assets are allocated to fixed-income investments. The underlying funds and the percentage allocations to each asset class may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and may vary up to 10% from the stated allocations.

VI. For the Franklin LifeSmartTM Retirement Income Fund, the following replaces the second and third paragraphs in the “Fund Details – Principal Investment Policies and Practices” section on page 15 of the prospectus:

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity and fixed-income investments by investing primarily in a distinctly-weighted combination of underlying funds, predominantly other Franklin Templeton mutual funds, based on each underlying fund’s predominant asset class and strategy. A portion of the Fund’s assets may be invested in affiliated and unaffiliated exchange traded funds (ETFs). In addition, some of the underlying funds’ may also provide exposure to alternative (non-traditional) investments and strategies, including commodities. The underlying funds and ETFs invest in a variety of U.S. and foreign equity and fixed-income investments. The investment policies of various underlying funds are described in this Prospectus in the section called “Information about the Underlying Franklin Templeton Funds.”

Currently, the Fund maintains its asset allocation of approximately 30% equity investments and approximately 70% fixed-income investments.

Please keep this supplement with your prospectus for future reference.